Company at a Glance

Tortoise Energy Infrastructure Corp. is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

Tortoise Energy achieves distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Energy. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Energy that are typically invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Energy, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Energy invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

October 13, 2008

DEAR FELLOW STOCKHOLDERS,

Recent Events
The MLP sector has traded down dramatically since the end of our quarter along with the broader market. Since the beginning of that quarter through today, the Wachovia MLP Total Return Index declined by 31 percent, compared to the S&P 500 decline of 28 percent. We believe this sell-off of MLPs is a consequence of broader financial market issues which led to investors unwinding leveraged MLP investment portfolios. This unwind was most noticeable during the first ten days of October, when MLP prices declined 28 percent, with no fundamental news driving trading volumes.

The decline in market prices of our MLP units impacted the coverage ratio cushion we have historically targeted for our use of leverage. In order to pay distributions to common stockholders, the Investment Company Act of 1940 requires us to have minimum debt and total leverage (debt and preferred) asset coverage of 300 percent and 200 percent, respectively. In other words, the Act requires $3 of assets for each $1 of debt and $2 of assets for each $1 of total leverage. In this difficult environment, we are actively monitoring our portfolio positions and leverage to continue to meet our asset coverage ratio expectations with respect to debt and total leverage.

While volatile market conditions continue, we are providing weekly updates to our leverage ratios on our website for interested investors.

Third Quarter Performance Review
For the quarter ended Aug. 31, 2008, our total return based on market value, including the reinvestment of distributions, was -0.66 percent. Our recent distribution of $0.56 per common share ($2.24 annualized) was our 15th consecutive distribution increase since full investment of initial public offering proceeds. This reflects a 1.8 percent increase over the distribution paid in the same quarter of the prior year and a 0.4 percent increase over the prior quarter. This distribution represented an annualized yield of 7.3 percent based on the closing price of $30.52 on Aug. 29, 2008, or a 14.6 percent annualized yield based on today’s closing stock price of $15.35. We expect a significant portion of this distribution to be return of capital for income tax purposes, although the ultimate determination of its character will not be made until determination of our earnings and profits after our year-end.

2008 3rd Quarter Report     1

Leverage Review
We have eliminated our exposure to the 7-day and 28-day auction rate securities market through the redemption, refinancing or extension of our auction rate securities. Using proceeds from the issuance of common stock, our bank credit facility and portfolio sales, we redeemed $65 million of preferred stock in July and $50 million of notes in September.

On Aug. 31, 2008, our total leverage was 34.5 percent of total assets, slightly above our long-term target of 33 percent. Going forward, we will continue to actively manage our leverage position with the goal of providing an attractive return to our stockholders. We believe our current leverage structure supports our focus on being a long-term provider of capital to the MLP sector.

Investment Review
We completed a $5 million direct placement in El Paso Pipeline Partners, L.P. in September with a portion of the proceeds from the issuance of common stock. With this placement, we have completed 55 direct placement and IPO purchases totaling approximately $567 million since our inception in February 2004.

Master Limited Partnership Investment Overview and Outlook
The Wachovia MLP Total Return Index for our quarter ending Aug. 31, 2008 reflected a total return of -5.2 percent, compared to a total return of 1.2 percent for the quarter ending May 31, 2008 and -5.8 percent for the quarter ending Aug. 31, 2007. These returns are based on market value including the reinvestment of quarterly dividends.

The Atlantic Asset Management MLP Energy Index yield on Aug. 31, 2008 was 8.0 percent compared to the Oct. 13, 2008 yield of 10.8 percent. We believe the current yield will help to insulate investors in MLPs during periods of market decline.

Investors should examine whether the elevated yields of the MLP Index represents the market’s pricing of investment risk. If fundamental risk has changed, or market pricing of risk has changed, then these yields may be appropriate for the business conducted by MLPs. However, we are of the view that market prices of MLPs reflect a temporary dislocation from transitory MLP ownership by highly leveraged funds to more permanent investors who seek the long term benefits of dividend stability with modest growth.

The MLP sector has achieved 4.3 percent distribution growth for the first two quarters of 2008,(1) and is on track to deliver growth consistent with the sector’s past five years’

(1) Wachovia Capital Markets, LLC MLP Monthly Report, May 2008 and August 2008

2     Tortoise Energy Infrastructure Corp.

annualized average of more than ten percent. Over the past week, seven of our portfolio companies announced third quarter distributions, and most were higher than initial estimates.

MLP companies have delivered distribution growth despite numerous disruptive risk factors associated with business operations including the recession of 2000 - 2001, terrorist attacks on U.S. soil, foreign supply disruption, ravaging hurricanes, financial market turmoil and extreme energy commodity price volatility. The resiliency of the business model of energy infrastructure companies has not only survived these events, but has allowed equity distribution growth far in excess of what might be available in similarly risked assets such as REITs or utilities.

Demand growth, infrastructure build-out projects and modest asset acquisition activity should continue to support attractive MLP distribution growth. Energy demand, a fundamental growth driver for energy infrastructure companies, has seen little disruption over the past quarter. The Energy Information Administration projects the long term average annual energy demand growth rate will be just less than one percent. We’ve seen increases in crude and natural gas production, which offers long-term support for MLP distribution growth. We’ve also seen recent weakness with refined products, specifically gasoline and jet fuel, related to higher commodity prices and a weak economy. While demand weakness leads to reduced transport volumes by MLPs, the revenue impact of these declines is mitigated by the automatic PPI price inflation protection escalator which many pipelines receive for delivery of products.

MLPs are also expected to grow from internal organic growth projects. We estimate MLPs will need to raise about $25 billion to fund new pipeline and storage tank construction, as well as existing facility expansion between the remainder of 2008 through 2010. Risks related to these projects include construction and operation costs increases and financing concerns. Generally, we believe MLPs have adequate debt capacity to continue to build internal growth projects; however, the current market conditions have increased MLPs’ cost of capital and could inhibit incremental growth projects should the current conditions persist. Nonetheless, projects which were initiated in the past two years are contributing to distribution growth that we expect to enjoy for the next several years.

2008 3rd Quarter Report     3

Conclusion
We believe that recent pricing weakness in the MLP sector, and in our own stock, was the result of forced selling as investors are transitioning in the sector, not the result of fundamental weakness of issuers. In periods of tightening liquidity, where market dislocations cause investors to reexamine the basis for decisions, we like investing capital in providers of essential services such as energy infrastructure master limited partnerships.

Thank you for investing in our company.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

…Steady Wins®

4     Tortoise Energy Infrastructure Corp.

SUMMARY FINANCIAL INFORMATION (Unaudited)

Nine Months Ended
August 31, 2008
Market value per share	$30.52
Net asset value per share	27.55
Total net assets	613,913,137
Net unrealized depreciation of investments (excluding interest
rate swap contracts) before income taxes	(122,188,683)
Net unrealized depreciation of investments and interest
rate swap contracts after income taxes	(67,856,127)
Net investment loss	(8,064,617)
Net realized gain on investments and interest rate swaps after income taxes	5,564,522
Total investment return based on market value(1)	(0.66)%

(1) See footnote 7 to the Financial Highlights on page 26 for further disclosure.

Allocation of Portfolio Assets August 31, 2008 (Unaudited) (Percentages based on total investment portfolio)

2008 3rd Quarter Report     5

KEY FINANCIAL DATA (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

2007
Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$17,049
Dividends paid in stock	2,869
Dividends from common stock	50
Short-term interest and dividend income	40
Total from investments	20,008
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,966
Other operating expenses	433
3,399
Distributable cash flow before leverage costs and current taxes	16,609
Leverage costs(2)	6,191
Current income tax expense	33
Distributable Cash Flow(3)	$10,385

Distributions paid on common stock	$10,300
Distributions paid on common stock per share	0.5500
Payout percentage for period(4)	99.2%
Net realized gain (loss), net of income taxes	3,795
Total assets, end of period	1,332,533
Average total assets during period(5)	1,396,907
Leverage (Long-Term Debt Obligations, Preferred Stock and Short-Term Borrowings)(6)	490,000
Leverage as a percent of total assets	36.8%
Unrealized appreciation net of income taxes, end of period	274,539
Net assets, end of period	648,551
Average net assets during period(7)	694,971
Net asset value per common share	34.63
Market value per share	39.52
Shares outstanding	18,727,411

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	5.68%
Operating expenses before leverage costs and current taxes	0.97%
Distributable cash flow before leverage costs and current taxes	4.71%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.93%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring auction agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, non-recurring auction agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.

6     Tortoise Energy Infrastructure Corp.

2007	2008
Q4(1)	Q1(1)	Q2(1)	Q3(1)

$17,075	$18,455	$18,502	$18,763
3,082	3,092	2,837	2,962
26	21	21	22
328	71	130	96
20,511	21,639	21,490	21,843

2,735	2,612	2,560	2,416
464	332	373	352
3,199	2,944	2,933	2,768
17,312	18,695	18,557	19,075
7,688	7,982	8,059	6,407
118	190	190	224
$9,506	$10,523	$10,308	$12,444

$10,365	$11,426	$11,504	$12,478
0.5525	0.5550	0.5575	0.5600
109.0%	108.6%	111.6%	100.3%
12,581	2,750	(609)	3,424
1,261,638	1,285,116	1,212,938	1,151,531
1,291,387	1,264,450	1,217,415	1,159,099
458,050	454,700	410,700	396,750
36.3%	35.4%	33.9%	34.5%
247,696	224,274	228,022	179,840
618,412	637,749	626,341	613,913
634,928	608,322	616,498	600,096
32.96	30.98	30.35	27.55
32.46	31.78	32.60	30.52
18,760,441	20,587,891	20,634,877	22,282,025

6.37%	6.88%	7.02%	7.50%
0.99%	0.94%	0.96%	0.95%
5.38%	5.94%	6.06%	6.55%

6.01%	6.96%	6.65%	8.25%

(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $66,750,000 as of August 31, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current and deferred income tax expense and leverage costs.

2008 3rd Quarter Report      7

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise Energy’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.

We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

8     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Determining Distributions To Stockholders
Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 6 and 7 and are discussed in more detail below.

The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

2008 3rd Quarter Report     9

MANAGEMENT’S DISCUSSION
(Continued)

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.

Total distributions received from our investments for the 3rd quarter 2008 was approximately $21.8 million, representing a 9 percent increase as compared to 3rd quarter 2007 and a 2 percent increase as compared to 2nd quarter 2008. This change for the 3rd quarter 2008 reflects the results of recent portfolio activity and distribution increases from our MLP investments.

Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 0.95 percent of average total assets for the 3rd quarter 2008 as compared to 0.97 percent for the 3rd quarter 2007 and 0.96 percent for the 2nd quarter 2008. Advisory fees for the 3rd quarter 2008, net of expense reimbursement, decreased 6 percent from 2nd quarter 2008, as a result of reduced average managed assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the auction rate leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes was approximately $6.4 million for the 3rd quarter 2008 as compared to $6.2 million for the 3rd quarter 2007 and $8.1 million for the 2nd quarter 2008, as detailed below.

	3Q 07	2Q 08	3Q 08
Interest expense	$4,588,151	$4,163,676	$4,476,983
Auction agent fees	282,744	139,449	83,794
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(589,309)	1,112,069	265,945
Distributions to preferred stockholders	1,909,453	2,643,459	1,580,036
Total leverage costs	$6,191,039	$8,058,653	$6,406,758
Average outstanding leverage (in millions)	$467.8	$438.9	$397.5

10     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION
(Continued)

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 6.41 percent for the 3rd quarter 2008 as compared to 7.28 percent for the 2nd quarter 2008, and 5.25 percent for 3rd quarter 2007. The decrease of 87 basis points from 2nd quarter 2008 to 3rd quarter 2008 reflects the various steps we’ve completed in restructuring our leverage.

Currently, our cost of fixed-rate leverage is 6.28 percent including the $150 million Series E Senior Notes and the remaining $130 million outstanding auction rate securities that have extended auction reset dates. While this rate may vary as existing Notes mature or extended auction rate leverage is reset or refinanced, this is a 13 basis point decrease in our cost of leverage as compared to the 3rd quarter 2008. This rate does not include balances on our bank line of credit which typically accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent. Additional information on our leverage and restructuring is included in the Liquidity and Capital Resources section below.

While historically we utilized interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated all of our swap contracts as a result of changes in our leverage structure. Information on swap contracts is outlined in Note 12 in our Notes to Financial Statements.

Distributable Cash Flow
For 3rd quarter 2008, our DCF was approximately $12.4 million, an increase of 20 percent as compared to 3rd quarter 2007 and 21 percent as compared to 2nd quarter 2008. We paid a distribution of $12.5 million, or 100.3 percent of DCF, during the quarter. These changes are the net result of growth in distributions and change in expenses, as outlined above. On a per share basis, we declared a $0.56 distribution on August 11, 2008, for an annualized run-rate of $2.24. This is an increase of 2 percent as compared to 3rd quarter 2007 and 0.4 percent as compared to 2nd quarter 2008.

Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by Tortoise Energy in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether Tortoise Energy has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

2008 3rd Quarter Report     11

MANAGEMENT’S DISCUSSION
(Continued)

In the event Tortoise Energy has earnings and profits, all or a portion of our distribution would be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Energy has a gain at any time. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2008, Tortoise Energy’s investments at value are $1.15 billion, with an adjusted cost of $853 million. The $297 million difference reflects gain that would be realized if those investments were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these reasons that we inform you of the tax treatment after the close of each year because the ultimate result is undeterminable and difficult to predict until the year is over. For tax purposes, distributions to stockholders for the fiscal year ended 2007 were comprised of approximately 59 percent return of capital and 41 percent qualified dividend income (presuming a stockholder held the shares for the requisite holding period). We currently expect that a portion of our 2008 distributions will consist of return of capital, although the ultimate determination will not be made until January 2009, after determining our earnings and profits.

Liquidity And Capital Resources
Tortoise Energy had total assets of $1.15 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 3rd quarter 2008, total assets decreased from $1.21 billion to $1.15 billion, a decrease of $60 million or 5 percent. This change was primarily the result of unrealized depreciation of investments during the quarter.

Since August 2007, we have been executing on a plan to eliminate our current exposure to the auction rate markets. At this time, we have either redeemed, refinanced or extended the auction periods, of all of our auction rate securities.

During 3rd quarter 2008, we redeemed the remaining $35 million MMP III Stock and $30 million MMP IV Stock using proceeds of the $48 million common stock issuance completed in June and our revolving credit facility. Details of these redemptions are disclosed in Note 11 in our Notes to Financial Statements.

12     Tortoise Energy Infrastructure Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Subsequent to quarter-end, and following the expiration of its special rate period, we redeemed the $50 million Series B Notes with the use of our revolving credit facility. In addition, we completed the issuance of 1,100,000 shares of common stock with net proceeds of approximately $27 million. Proceeds from this transaction were used to retire a portion of our revolving credit facility, acquire equity portfolio securities in pursuit of our investment objective and for working capital purposes.

Total leverage outstanding at August 31, 2008 of approximately $397 million is comprised of $260 million in senior notes, $70 million in preferred shares and approximately $67 million outstanding under the credit facility. Total leverage represented 34.5 percent of total assets at August 31, 2008.

Tortoise Energy has used leverage to acquire MLPs consistent with our investment philosophy. The terms of Tortoise Energy’s leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met. The cure period is 10 business days for our auction rate senior notes and preferred shares and 30 days for our institutionally placed senior notes.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

2008 3rd Quarter Report     13

MANAGEMENT’S DISCUSSION
(Continued)

Recent Events
Beginning in early September, the market values of MLP equity securities, along with many other equity securities, have been experiencing substantial declines as a result of the ongoing financial crisis. From September 1, 2008, through October 13, 2008, the Wachovia MLP Total Return Index declined by 28 percent. We believe this decline has not been driven by fundamental weakness in the energy infrastructure sector; rather, we believe the unwinding of leverage and liquidity concerns in the broader financial market have driven a sell-off of MLPs. In response to these events, we have selectively liquidated portfolio holdings, and have retired a significant portion of our bank line in order to provide increased flexibility in volatile financial markets and maintain coverage ratios allowing common and preferred stock distributions. In the future, other factors could favorably impact our ratios, including increases in MLP values to historical norms, issuance of equity and delaying or deferring cash distributions on common or preferred stock thereby allowing us to invest the proceeds or maintain existing investments that otherwise might need to be sold to meet covenant ratios. As of the close of business on October 13, 2008, Tortoise Energy was in compliance with its covenants and rating agency guidelines.

14     Tortoise Energy Infrastructure Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2008
	Shares	Fair Value
Common Stock — 0.1%(1)
Shipping — 0.1%(1)
Republic of the Marshall Islands — 0.1%(1)
Capital Product Partners L.P. (Cost $1,136,942)	52,881	$823,357
Master Limited Partnerships and
Related Companies — 178.7%(1)
Crude/Refined Products Pipelines — 82.0%(1)
United States — 82.0%(1)
Buckeye Partners, L.P.	533,367	23,100,125
Enbridge Energy Partners, L.P.	873,452	42,397,360
Enbridge Energy Partners, L.P.(2)(3)	1,048,775	50,047,542
Global Partners LP	197,100	2,449,953
Holly Energy Partners, L.P.(4)	427,070	14,396,530
Kinder Morgan Management, LLC(3)	1,673,053	92,854,450
Magellan Midstream Partners, L.P.	1,895,400	70,470,972
NuStar Energy L.P.	1,112,482	54,912,111
NuStar GP Holdings, LLC	313,600	6,626,368
Plains All American Pipeline, L.P.	1,471,400	70,112,210
SemGroup Energy Partners, L.P.	342,162	3,558,485
Sunoco Logistics Partners L.P.	912,600	44,388,864
TEPPCO Partners, L.P.	709,025	22,752,612
TransMontaigne Partners L.P.	201,100	5,085,819
		503,153,401
Natural Gas/Natural Gas Liquids Pipelines — 50.5%(1)
United States — 50.5%(1)
Boardwalk Pipeline Partners, LP	1,115,300	27,402,921
El Paso Pipeline Partners, L.P.	1,127,300	20,821,231
Energy Transfer Equity, L.P.	729,661	21,050,720
Energy Transfer Partners, L.P.	1,722,250	76,640,125
Enterprise GP Holdings L.P.	173,300	5,150,476
Enterprise Products Partners L.P.	2,498,600	73,583,770
ONEOK Partners, L.P.	266,805	16,021,640
Spectra Energy Partners, LP	440,570	10,141,921
TC PipeLines, LP	1,307,759	44,686,125
Williams Pipeline Partners L.P.	860,700	14,795,433
		310,294,362

2008 3rd Quarter Report     15

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	August 31, 2008
	Shares	Fair Value
Natural Gas Gathering/Processing — 34.0%(1)
United States — 34.0%(1)
Copano Energy, L.L.C.	1,243,939	$39,345,791
Copano Energy, L.L.C.(2)(5)	285,740	7,097,782
Crosstex Energy, L.P.	981,347	24,994,908
Crosstex Energy, L.P.(2)(5)	193,767	4,514,771
DCP Midstream Partners, LP	440,050	10,781,225
Duncan Energy Partners L.P.	433,700	7,858,644
Exterran Partners, L.P.	323,493	7,181,545
Hiland Partners, LP	41,048	1,888,208
MarkWest Energy Partners, L.P.	2,201,640	75,824,482
Targa Resources Partners LP	156,850	3,748,715
Western Gas Partners LP	221,175	3,377,342
Williams Partners L.P.	733,992	22,269,317
		208,882,730
Propane Distribution — 8.5%(1)
United States — 8.5%(1)
Inergy, L.P.	1,916,784	50,526,426
Inergy Holdings, L.P.	49,715	1,620,709
		52,147,135
Shipping — 3.7%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	3,553,550
United States — 3.1%(1)
K-Sea Transportation Partners L.P.(4)	612,800	15,724,448
OSG America L.P.	293,235	3,518,820
		19,243,268
		22,796,818
Total Master Limited Partnerships and
Related Companies (Cost $801,573,774)		1,097,274,446

16     Tortoise Energy Infrastructure Corp.

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	August 31, 2008
	Shares	Fair Value
Short-Term Investments — 8.3%(1)
United States Investment Companies — 8.3%(1)
First American Government Obligations Fund —
Class Y, 1.89%(6)	551,319	$551,319
Merrill Lynch Premium Institutional Fund, 2.52%(6)	50,013,855	50,013,855
Total Short-Term Investments (Cost $50,565,174)		50,565,174
Total Investments — 187.1%(1)
(Cost $853,275,890)		1,148,662,977
Long-Term Debt Obligations — (42.3%)(1)		(260,000,000)
Liabilities in Excess of Cash and Other Assets — (33.4%)(1)		(204,749,840)
Preferred Shares at Redemption Value — (11.4%)(1)		(70,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$613,913,137

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $61,660,095 which represents 10.0% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 8 to the financial statements for further disclosure.
(5)	Non-income producing.
(6)	Rate indicated is the 7-day effective yield as of August 31, 2008.

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     17

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

August 31, 2008
Assets
Investments at fair value, non-affiliated (cost $832,367,111)	$1,118,541,999
Investments at fair value, affiliated (cost $20,908,779)	30,120,978
Total investments (cost $853,275,890)	1,148,662,977
Receivable for Adviser expense reimbursement	187,315
Receivable for investments sold	28,223
Dividend receivable	525
Prepaid expenses and other assets	2,651,578
Total assets	1,151,530,618
Liabilities
Payable to Adviser	1,779,494
Distribution payable to common stockholders	12,477,934
Accrued expenses and other liabilities	14,688,398
Short-term borrowings	66,750,000
Current tax liability	682,929
Deferred tax liability	111,238,726
Long-term debt obligations	260,000,000
Total liabilities	467,617,481
Preferred Stock
$25,000 liquidation value per share applicable to 2,800 outstanding
shares (15,000 shares authorized)	70,000,000
Net assets applicable to common stockholders	$613,913,137
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 22,282,025 shares issued and outstanding
(100,000,000 shares authorized)	$22,282
Additional paid-in capital	422,861,893
Accumulated net investment loss, net of income taxes	(30,406,265)
Undistributed realized gain, net of income taxes	41,595,509
Net unrealized gain on investments, net of income taxes	179,839,718
Net assets applicable to common stockholders	$613,913,137
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$27.55

See accompanying Notes to Financial Statements.

18     Tortoise Energy Infrastructure Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Investment Income
Distributions from master limited partnerships
(including $2,332,745 from affiliates)	$55,327,317
Less return of capital on distributions (including $1,866,196 from affiliates)	(44,391,932)
Net distributions from master limited partnerships	10,935,385
Dividends from common stock	63,722
Dividends from money market mutual funds	297,105
Other income	393,333
Total Investment Income	11,689,545
Operating Expenses
Advisory fees	8,481,028
Administrator fees	361,367
Professional fees	246,700
Directors’ fees	102,465
Custodian fees and expenses	100,274
Reports to stockholders	76,186
Fund accounting fees	62,005
Registration fees	52,709
Stock transfer agent fees	7,145
Other expenses	48,517
Total Operating Expenses	9,538,396
Interest expense	12,952,304
Auction agent fees	455,779
Amortization of debt issuance costs	1,682,007
Total Interest, Auction Agent and Debt Issuance Costs	15,090,090
Total Expenses	24,628,486
Less expense reimbursement by Adviser	(892,740)
Net Expenses	23,735,746
Net Investment Loss, before Income Taxes	(12,046,201)
Current tax expense	(1,114,464)
Deferred tax benefit	5,096,048
Income tax benefit, net	3,981,584
Net Investment Loss	(8,064,617)

2008 3rd Quarter Report     19

STATEMENT OF OPERATIONS (Unaudited)
(Continued)

Period from
December 1, 2007
through
August 31, 2008
Realized and Unrealized Gain (Loss) on Investments
and Interest Rate Swaps
Net realized gain on investments	$24,932,046
Net realized loss on interest rate swap settlements	(1,827,861)
Net realized loss on termination of interest rate swap contracts	(13,983,513)
Net realized gain, before income taxes	9,120,672
Current tax expense	(2,788,069)
Deferred tax expense	(768,081)
Income tax expense, net	(3,556,150)
Net realized gain on investments and interest rate swaps	5,564,522
Net unrealized depreciation of investments	(122,188,683)
Net unrealized appreciation of interest rate swap contracts	10,967,363
Net unrealized depreciation, before income taxes	(111,221,320)
Current tax expense	(9,204,751)
Deferred tax benefit	52,569,944
Income tax benefit, net	43,365,193
Net unrealized depreciation of investments and interest
rate swap contracts	(67,856,127)
Net Realized and Unrealized Loss on Investments and Interest Rate Swaps	(62,291,605)
Distributions to Preferred Stockholders	(7,223,076)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(77,579,298)

See accompanying Notes to Financial Statements.

20     Tortoise Energy Infrastructure Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from
	December 1, 2007
	through	Year Ended
	August 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment loss	$(8,064,617)	$(12,470,739)
Net realized gain on investments and
interest rate swaps	5,564,522	26,630,652
Net unrealized appreciation (depreciation) of
investments and interest rate swap contracts	(67,856,127)	51,659,116
Distributions to preferred stockholders	(7,223,076)	(7,250,380)
Net increase (decrease) in net assets applicable to
common stockholders resulting from operations	(77,579,298)	58,568,649
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(35,408,157)	(40,702,410)
Total distributions to common stockholders	(35,408,157)	(40,702,410)
Capital Stock Transactions
Proceeds from shelf offerings of 3,427,450 and
1,927,915 common shares, respectively	111,000,831	68,101,321
Underwriting discounts and offering expenses associated
with the issuance of common stock	(4,263,210)	(2,311,224)
Underwriting discounts and offering expenses associated
with the issuance of preferred stock	—	(1,408,368)
Issuance of 94,134 and 100,461 common shares from
reinvestment of distributions to stockholders, respectively	2,915,804	3,730,843
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	109,653,425	68,112,572
Total increase (decrease) in net assets applicable to
common stockholders	(3,334,030)	85,978,811
Net Assets
Beginning of period (Note 5)	617,247,167	532,433,365
End of period	$613,913,137	$618,412,176
Accumulated net investment loss, net of
income taxes, at the end of period	$(30,406,265)	$(21,176,639)

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     21

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$55,327,317
Interest and dividend income received	364,320
Purchases of long-term investments	(57,041,133)
Proceeds from sales of long-term investments	74,631,228
Purchases of short-term investments, net	(50,400,781)
Payments on interest rate swaps, net	(17,534,435)
Other income received	393,333
Interest expense paid	(12,196,254)
Income taxes paid	(634,505)
Operating expenses paid	(9,047,144)
Net cash used in operating activities	(16,138,054)
Cash Flows From Financing Activities
Advances from revolving line of credit	240,100,000
Repayments on revolving line of credit	(211,400,000)
Issuance of common stock	111,000,831
Redemption of preferred stock	(115,000,000)
Issuance of auction rate senior notes	150,000,000
Redemption of auction rate senior notes	(125,000,000)
Common and preferred stock issuance costs	(4,162,962)
Debt issuance costs	(602,854)
Distributions paid to common stockholders	(21,263,705)
Distributions paid to preferred stockholders	(7,533,256)
Net cash provided by financing activities	16,138,054
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

22     Tortoise Energy Infrastructure Corp.

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
August 31, 2008
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(77,579,298)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(57,041,133)
Return of capital on distributions received	44,391,932
Proceeds from sales of long-term investments	67,401,015
Purchases of short-term investments, net	(50,400,781)
Deferred tax benefit	(56,897,911)
Effect of FIN 48 adoption	(1,165,009)
Net unrealized depreciation of investments and interest
rate swap contracts	111,221,320
Net realized gain on investments	(24,932,046)
Amortization of debt issuance costs	1,682,007
Distributions to preferred stockholders	7,223,076
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	3,493
Decrease in prepaid expenses and other assets	65,837
Decrease in receivable for investments sold	7,230,213
Decrease in payable for termination of interest rate swap contracts	(1,722,483)
Increase in current tax liability	624,823
Decrease in payable to Adviser, net of expense reimbursement	(232,907)
Increase in accrued expenses and other liabilities	13,989,798
Total adjustments	61,441,244
Net cash used in operating activities	$(16,138,054)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,915,804

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     23

FINANCIAL HIGHLIGHTS

Period from
December 1, 2007
through
August 31, 2008
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$32.96
Public offering price	—
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	(0.01)
Premiums less underwriting discounts and offering costs on offerings(4)	0.03
Income (loss) from Investment Operations:
Net investment loss(5)(6)	(0.24)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	(3.17)
Total increase (decrease) from investment operations	(3.41)
Less Distributions to Preferred Stockholders:
Net investment income	—
Return of capital	(0.35)
Total distributions to preferred stockholders	(0.35)
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(1.67)
Total distributions to common stockholders	(1.67)
Net Asset Value, end of period	$27.55

Per common share market value, end of period	$30.52
Total Investment Return Based on Market Value(7)	(0.66)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$613,913
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets before waiver (8)(9)(10)	(4.19)%
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver (8)(9)(10)	(4.39)%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets before waiver (8)(9)(11)	5.39%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets after waiver (8)(9)(11)	5.19%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets before waiver (8)(9)(11)	5.39%
Ratio of expenses (excluding current and deferred income tax (benefit) expense), without regard to non-recurring organizational expenses, to average
net assets after waiver (8)(9)(11)	5.19%
Ratio of net investment loss to average net assets before waiver (8)(9)(11)	(2.83)%

24     Tortoise Energy Infrastructure Corp.

			Period from
			February 27, 2004(1)
Year Ended	Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005	November 30, 2004

$31.82	$27.12	$26.53	$—
—	—	—	25.00

(0.08)	(0.14)	(0.02)	(1.23)
0.08	—	—	—

(0.61)	(0.32)	(0.16)	(0.03)

4.33	7.41	2.67	3.77
3.72	7.09	2.51	3.74

—	—	—	—
(0.39)	(0.23)	(0.11)	(0.01)
(0.39)	(0.23)	(0.11)	(0.01)

—	—	—	—
(2.19)	(2.02)	(1.79)	(0.97)
(2.19)	(2.02)	(1.79)	(0.97)
$32.96	$31.82	$27.12	$26.53

$32.46	$36.13	$28.72	$27.06
(4.43)%	34.50%	13.06%	12.51%

$618,412	$532,433	$404,274	$336,553

11.19%	20.03%	9.10%	15.20%

11.00%	19.81%	8.73%	14.92%

4.75%	3.97%	3.15%	2.01%

4.56%	3.75%	2.78%	1.73%

4.75%	3.97%	3.15%	1.90%

4.56%	3.75%	2.78%	1.62%
(3.24)%	(2.24)%	(1.42)%	(0.45)%

2008 3rd Quarter Report     25

FINANCIAL HIGHLIGHTS
(Continued)

Period from
December 1, 2007
through
August 31, 2008
(Unaudited)
Ratio of net investment loss to average net assets after waiver (8)(9)(11)	(2.63)%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), before waiver (8)(9)(10)	6.75%
Ratio of net investment income (loss) to average net assets after current and
deferred income tax benefit (expense), after waiver (8)(9)(10)	6.95%
Portfolio turnover rate(8)	6.39%
Short-Term Borrowings, end of period (000’s)	$66,750
Long-Term Debt Obligations, end of period (000’s)	$260,000
Preferred Stock, end of period (000’s)	$70,000
Per common share amount of long-term debt obligations outstanding,
at end of period	$11.67
Per common share amount of net assets, excluding long-term debt
obligations, at end of period	$39.22
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(12)	$3,093
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	309%
Asset coverage, per $25,000 liquidation value per share of preferred stock (13)	$244,255
Asset coverage, per $25,000 liquidation value per share of preferred stock (13)	$63,684
Asset coverage ratio of preferred stock (13)	255%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from December 1, 2007 through August 31, 2008. Represents the effect of the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of preferred stock for the year ended November 30, 2005. Represents $(1.17) and $(0.06) for the issuance of common and preferred stock, respectively, for the period from February 27, 2004 through November 30, 2004.
(4)	Represents the premium on the shelf offerings of $0.23 per share, less the underwriting and offering costs of $0.20 per share for the period from December 1, 2007 through August 31, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(5)	The per common share data for the periods ended November 30, 2007, 2006, 2005 and 2004 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the period from December 1, 2007 through August 31, 2008 reflects the cumulative effect of adopting FIN 48, which was a $1,165,009 decrease to the beginning balance of accumulated net investment loss, or $(0.06) per share. See Note 5 to the financial statements for further disclosure.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the begining of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.

26     Tortoise Energy Infrastructure Corp.

			Period from
			February 27, 2004(1)
Year Ended	Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005	November 30, 2004

(3.05)%	(2.02)%	(1.05)%	(0.17)%

(9.68)%	(18.31)%	(7.37)%	(13.37)%

(9.49)%	(18.09)%	(7.00)%	(13.65)%
9.30%	2.18%	4.92%	1.83%
$38,050	$32,450	—	—
$235,000	$165,000	$165,000	$110,000
$185,000	$70,000	$70,000	$35,000

$12.53	$9.86	$11.07	$8.67

$45.49	$41.68	$38.19	$35.21

$3,942	$4,051	$3,874	$4,378
394%	405%	387%	438%
$108,569	$215,155	$169,383	$265,395
$58,752	$74,769	$68,008	$83,026
235%	299%	272%	332%

(9)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(10)	For the period from December 1, 2007 through August 31, 2008, the Company accrued $13,107,284 for current tax expense and $56,897,911 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, $24,659,420 and $30,330,018 for the years ended November 30, 2007, 2006 and 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, for current and deferred income tax expense.
(11)	The ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     27

NOTES TO FINANCIAL STATEMENTS (Unaudited)
August 31, 2008

1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity (and hence its fair value). Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

28     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 14 percent as investment income and approximately 86 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $3,542,000 or $0.159 per share ($2,161,000 or $0.097 per share, net of deferred tax expense); a decrease in unrealized appreciation of investments of approximately $3,882,000 or $0.174 per share ($2,368,000 or $0.106 per share, net of deferred tax benefit) and an increase in realized gains on investments of approximately $340,000 or $0.015 per share ($207,000 or

2008 3rd Quarter Report     29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

$0.009 per share, net of deferred tax expense) for the period from December 1, 2007 through August 31, 2008.

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on its revised 2008 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $152,000 or $0.007 per share ($93,000 or $0.004 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $87,000 or $0.004 per share ($53,000 or $0.002 per share, net of deferred tax expense) and an increase in realized gains on investments of approximately $65,000 or $0.003 per share ($40,000 or $0.002 per share, net of deferred tax expense).

D. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for the Notes and Preferred Stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007 and the period ended August 31, 2008, the Company’s distributions for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 41.3 percent qualified dividend income and 58.7 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2008.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for the Notes or the rating agency basic maintenance amount for the Notes following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007, for tax purposes, the Company determined the distributions to preferred stockholders were comprised entirely of qualified dividend income. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2008.

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

30     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. For additional information regarding adoption of FIN 48, see Note 5 — Income Taxes.

F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $92,094, $140,823 and $165,503 were charged to additional paid-in capital for the issuance of common stock in December 2007, February 2008 and June 2008, respectively. Offering costs of $40,250 related to the issuance of preferred stock in April 2007 and August 2007 were charged to additional paid-in capital during the period ended August 31, 2008. Debt issuance costs related to the long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amount of such capitalized costs for the Series E Senior Notes issued in April 2008 was $553,854.

G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred,

2008 3rd Quarter Report     31

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating what impact the adoption of SFAS 161 will have on the Company’s financial statements and related disclosures.

3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Effective March 1, 2006 through February 28, 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

32     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2008, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$24,100,999
Deferred expense associated with interest rate swap terminations	2,375,684
Organization costs	9,075
Accrued expenses	4,489,464
30,975,222

Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	109,203,902
Basis reduction of investment in MLPs	33,010,046
142,213,948
Total net deferred tax liability	$111,238,726

At August 31, 2008, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss and realized gains and unrealized losses on investments and interest rate swap contracts before taxes for the period ended August 31, 2008, as follows:

Application of statutory income tax rate	$(39,380,663)
State income taxes, net of federal tax effect	(5,125,194)
Foreign taxes, net of federal tax effect	1,250,084
Other	(534,854)
Total benefit	$(43,790,627)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 39.00 percent to 38.99 percent. The decrease in tax rate resulted in a $47,386 increase to deferred tax benefit. The cumulative effect of adopting FIN 48 was a $1,165,009 decrease to the beginning balance of accumulated net investment loss.

2008 3rd Quarter Report     33

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company also re-evaluated its anticipated state tax positions, resulting in a reclass of approximately $15 million from deferred tax liability to other liabilities related to anticipated rates at which state taxes are expected to be paid versus reserved. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The total amount of unrecognized tax benefits at November 30, 2007 was $15,387,454. No interest or penalties were accrued at such date. All such amounts would affect the effective tax rate if recognized. All tax years since inception remain open to examination by federal and state tax authorities. The Company does not expect the amount of unrecognized tax positions at November 30, 2007 to change significantly over the next twelve months from such date.

For the period from December 1, 2007 to August 31, 2008, the components of income tax expense include current foreign tax expense (net of federal tax effect) of $1,250,084, current federal and state income tax expense (net of federal tax effect) of $10,347,795, and $1,509,405, respectively, and deferred federal and state income tax benefit (net of federal tax effect) of $50,263,312 and $6,634,599, respectively. As of November 30, 2007, the Company had a net operating loss for federal income tax purposes of approximately $42,204,000. If not utilized, this net operating loss will expire as follows: $2,883,000, $15,979,000, $22,275,000 and $1,067,000 in the years ending November 30, 2024, 2025, 2026 and 2027, respectively. The amount of the deferred tax asset for net operating losses at August 31, 2008 also includes an amount for the period from December 1, 2007 through August 31, 2008. For the year ended November 30, 2007, the alternative minimum tax paid was $67,228, which may be credited in the future against regular income tax.

As of August 31, 2008, the aggregate cost of securities for federal income tax purposes was $763,756,898. At August 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $419,088,643, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $34,182,563 and the net unrealized appreciation was $384,906,080.

6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2008. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	August 31, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$1,148,662,977	$1,087,002,882	$50,047,542	$11,612,553

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3) for Investments
For the three months ended
	February 29, 2008	May 31, 2008	August 31, 2008
Fair value beginning balance	$—	$—	$—
Total unrealized gains (losses) included in net
increase (decrease) in net assets applicable
to common stockholders	—	—	—
Net purchases, issuances and settlements	—	—	—
Return of capital adjustments impacting cost
basis of security	—	—	—
Transfers into (out of) Level 3	—	—	11,612,553
Fair value ending balance	$—	$—	$11,612,553

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at August 31, 2008.

						Fair
					Fair	Value as
					Value	Percent
		Number	Acquisition	Acquisition	Per	of Net
Investment Security		of Units	Date	Cost	Unit	Assets
Copano Energy, L.L.C.	Class D Common Units	285,740	3/14/08	$7,500,675	$24.84	1.2%
Crosstex Energy, L.P.	Series D Subordinated Units	193,767	3/23/07	5,000,002	23.30	0.7
Enbridge Energy Partners, L.P.	Class C Common Units	1,048,775	4/02/07	50,000,000	47.72	8.1
				$62,500,677		10.0%

The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $35.90 on March 7, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company.

2008 3rd Quarter Report     35

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

8. Investments in Affiliates
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliates held by the Company as of August 31, 2008 amounted to $30,120,978, representing 4.9 percent of net assets applicable to common stockholders. A summary of affiliated transactions for each company which is an affiliate at August 31, 2008 or was an affiliate during the period ended August 31, 2008, is as follows:

	Share			Realized	Gross	August 31, 2008
	Balance	Gross	Gross	Gain	Distributions	Share
	11/30/07	Additions	Reductions	(Loss)	Received	Balance	Fair Value
Holly Energy Partners, L.P.	427,070	$—	$—	$—	$941,689	427,070	$14,396,530
K-Sea Transportation Partners L.P.	612,800	—	—	—	1,391,056	612,800	15,724,448
MarkWest Energy Partners, L.P.(1)	2,201,640	—	—	—	3,962,952	2,201,640	75,824,482
		$—	$—	$—	$6,295,697		$105,945,460

(1)	Not deemed an affiliate as of August 31, 2008.

9. Investment Transactions
For the period ended August 31, 2008, the Company purchased (at cost) and sold securities (proceeds) in the amount of $57,041,133 and $67,401,015 (excluding short-term debt securities and interest rate swaps), respectively.

10. Long-Term Debt Obligations
The Company has $110,000,000 aggregate principal amount of auction rate senior notes (Series A and Series B) and $150,000,000 aggregate principal amount of private senior notes (Series E), (collectively, the “Notes”) outstanding. Holders of the auction rate senior notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Estimated fair value of Series A, Series B and Series E Notes was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At August 31, 2008, the spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. The table below shows the maturity date, notional/ carrying amount, estimated fair value, current rate as of August 31, 2008, the weighted-average rate for the period ended August 31, 2008 and the typical rate period for each series of Notes outstanding at August 31, 2008. The Company may designate a rate period that is different than the rate period indicated in the table on the following page.

36     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

						Weighted-
	Maturity	Notional/Carrying	Estimated	Current		Average
Series	Date	Amount	Fair Value	Rate		Rate	Rate Period
Series A	July 15, 2044	$60,000,000	$61,926,550	6.75%	(1)	6.75%	28 days	(1)
Series B	July 15, 2044	50,000,000	50,035,025	7.00%	(2)	7.00%	28 days	(2)
Series E	April 10, 2015	150,000,000	148,263,716	6.11%		6.11% (3)	Fixed
		$260,000,000	$260,225,291

(1)	Special rate period effective September 5, 2007 through September 4, 2012.
(2)	Special rate period effective September 12, 2007 through September 11, 2008.
(3)	Rate period from April 10, 2008 (date of issuance) through August 31, 2008.

The rates shown in the table above for Series A and Series B do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. At the time the special rate periods commenced, the Company paid commissions for Series A and Series B Notes in the amount of $240,000 and $75,000, respectively, which are being amortized over the special rate periods. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Series A and Series B Notes, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due or affect the security’s liquidation preference. In the event of a failed auction, interest continues to be paid at the maximum rates and times determined in the indenture. The maximum rate based on the Notes’ current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

On March 4, 2008, the Company fully redeemed its Series C Notes in the amount of $55,000,000. The weighted-average interest rate for the period from December 1, 2007 through March 4, 2008 (date of redemption) was 5.98 percent. This rate does not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $745,922 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

On April 25, 2008, the Company fully redeemed its Series D Notes in the amount of $70,000,000. The weighted-average interest rate for the period from December 1, 2007 through April 25, 2008 (date of redemption) was 6.07 percent. This rate does not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $838,100 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

2008 3rd Quarter Report     37

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes. See Note 15 for additional information.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

11. Preferred Stock
The Company has 15,000 authorized shares of Preferred Stock, of which 2,800 shares are currently outstanding. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. Holders of the Preferred Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period. Estimated fair value of Auction Preferred I and Auction Preferred II Stock was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At August 31, 2008, the spread was applied to the equivalent U.S. Treasury rate for each series and future cash flows were discounted to determine estimated fair value. The table below shows the number of shares outstanding, aggregate liquidation preference, estimated fair value, current rate as of August 31, 2008, the weighted-average rate for the period ended August 31, 2008 and the typical rate period for each series of Preferred Stock outstanding at August 31, 2008. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate				Weighted-
	Shares	Liquidation	Estimated	Current		Average
Series	Outstanding	Preference	Fair Value	Rate		Rate	Rate Period
Auction Preferred I Stock	1,400	$35,000,000	$35,588,727	6.25%	(1)	6.25%	28 days	(1)
Auction Preferred II Stock	1,400	35,000,000	35,586,877	6.25%	(2)	6.25%	28 days	(2)
	2,800	$70,000,000	$71,175,604

(1)	Special rate period effective September 13, 2007 through September 12, 2010.
(2)	Special rate period effective September 9, 2007 through September 8, 2010.

The rates shown in the table above do not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. At the time the special rate periods commenced, the Company paid commissions for Auction Preferred I Stock and Auction Preferred II Stock in the amount of $175,000 and $178,500, respectively, which are being

38     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

amortized over the rate periods. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200 percent.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Preferred Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on Preferred Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

On April 30, 2008, May 28, 2008 and July 24, 2008, the Company redeemed MMP III Stock at liquidation value in the amounts of $15,000,000, $10,000,000 and $35,000,000, respectively. On May 1, 2008, May 29, 2008 and July 23, 2008, the Company redeemed MMP IV Stock at liquidation value in the amounts of $15,000,000, $10,000,000 and $30,000,000, respectively.

The Preferred Stock is redeemable in certain circumstances at the option of the Company. The Preferred Stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its Preferred Stock. See Note 15 for additional information.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per Preferred share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

12. Interest Rate Swap Contracts
The Company entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the fair value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding long-term and short-term debt obligations and preferred stock, respectively, or if the Company loses its credit rating on its long-term debt obligations or preferred stock, then the Company could be required to make a termination payment, in addition to redeeming all or some of the long-term debt obligations, short-term borrowings and preferred stock.

2008 3rd Quarter Report     39

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The table below shows the notional amount at November 30, 2007, maturity date, fixed rate paid by the Company, floating rate received by the Company, termination date(s) and the realized loss on the termination of the interest rate swap contracts with U.S. Bank, N.A. for the period from December 1, 2007 through August 31, 2008. At August 31, 2008, the Company had no outstanding swap contracts.

Notional		Fixed Rate	Floating Rate		Realized
Amount at	Maturity	Paid by	Received by	Termination	Loss on
11/30/2007	Date	the Company	the Company	Date(s)	Termination
$55,000,000	4/21/2012	4.99%	1 month U.S. Dollar LIBOR	3/14/2008	$(3,489,698)
55,000,000	5/1/2014	4.54%	1 week U.S. Dollar LIBOR	4/18/2008	(2,888,567)
30,000,000	11/12/2020	5.20%	1 month U.S. Dollar LIBOR	4/29/2008,	(1,730,156)
				6/25/2008
35,000,000	11/18/2020	5.21%	1 month U.S. Dollar LIBOR	4/29/2008	(2,627,744)
60,000,000	4/21/3013	5.03%	1 month U.S. Dollar LIBOR	6/25/2008	(1,891,817)
50,000,000	7/12/2011	4.64%	1 month U.S. Dollar LIBOR	7/2/2008	(1,355,531)
					$(13,983,513)

13. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 22,282,025 shares outstanding at August 31, 2008. Transactions in common stock for the year ended November 30, 2007 and the period ended August 31, 2008 were as follows:

Shares at November 30, 2006	16,732,065
Shares sold through shelf offerings	1,927,915
Shares issued through reinvestment of distributions	100,461
Shares at November 30, 2007	18,760,441
Shares sold through shelf offerings	3,427,450
Shares issued through reinvestment of distributions	94,134
Shares at August 31, 2008	22,282,025

14. Credit Facility
On March 22, 2007, the Company entered into an agreement establishing a $150,000,000 unsecured credit facility maturing on March 21, 2008. On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $92,500,000 that can be increased to $160,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent.

40     Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of the outstanding balance until the coverage requirement has been met. See Note 15 for additional information.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2008 was approximately $34,200,000 and 3.86 percent, respectively. At August 31, 2008, the principal balance outstanding was $66,750,000 at an interest rate of 3.24 percent.

15. Subsequent Events
On September 2, 2008, the Company paid a distribution in the amount of $0.56 per common share, for a total of $12,477,934. Of this total, the dividend reinvestment amounted to $1,732,431.

On September 12, 2008, the Company fully redeemed Series B Notes in the amount of $50,000,000 following the expiration of its special rate period.

On September 30, 2008, the Company issued 1,100,000 shares of common stock. The net proceeds of approximately $26,600,000 from this offering were used to retire a portion of the Company’s short-term debt under the credit facility.

Due to the market volatility subsequent to August 31, 2008, the Company determined that at the close of business on October 10, 2008, the Company was not in compliance with its credit facility covenant. The covenant was cured the following business day. As of the close of business on October 13, 2008, the Company was not in violation of any 1940 Act asset coverage covenants or basic maintenance covenants for its senior notes, preferred stock and credit facility.

2008 3rd Quarter Report     41

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2008, the aggregate compensation paid by the Company to the independent directors was $126,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www. sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

42     Tortoise Energy Infrastructure Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2008 3rd Quarter Report     43

44     Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 8/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,152
	Feb. 2004		Pension Plans
			Taxable Accounts
Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$776
	May 2005		Pension Plans
			Taxable Accounts
Tortoise North American Energy Corp.	TYN	Canadian and U.S.	Taxable Accounts	$175
	Oct. 2005	Energy Infrastructure

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$162
	Dec. 2005	Private and Micro Cap	Pension Plans
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts